Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of report (date of earliest event reported): July 9, 2014

AmpliTech Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54355	27-4566352
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

35 Carlough Rd. #3
Bohemia, NY 11716
(Address of principal executive offices)

631-521-7831
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

On July 9, 2014, Amplitech Group, Inc. (the "Company") executed a Securities Purchase Agreement (the “Agreement”) with Microphase Corporation (“Microphase”), pursuant to which Microphase agreed to purchase an aggregate of 13,000,000 shares of the Company's common stock in three equal installments for a purchase price of $300,000. The first purchase was consummated on July 10, 2014, the second purchase of 4,333,333 shares for $100,00 is to be completed on August 15, 2014 and the last purchase of 4,333,333 shares is to be completed on September 15, 2014. The proceeds of the first tranche will be used for general working capital, as well as using $40,000 to pay down the debt owed to JMJ Financial

Until the earlier of two years or when Microphase no longer has any shares in the Company, if the Company issues stock or options, warrants or other securities convertible or exercisable for shares of common stock at a purchase price of $0.023 per share or less, Microphase has full ratchet anti-dilution provisions, other than with respect to certain securities issuances.

The forgoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated herein by reference.

The disclosure set forth below under Item 3.02 (Unregistered Sales of Equity Securities) is hereby incorporated by reference into this Item 1.01.

Section 3-Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.02.

The 4,333,333 shares of common stock issued by the Company to Microphase in consideration of $100,000 were offered and sold in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, under Section 4(2) thereof. Microphase made customary representations regarding its status as an “accredited investor,” as defined in Regulation D of the Securities Act, and their intention to acquire the securities for investment only and not with view to or for sale in connection with any distribution thereof.

Section 5 – Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 9, 2014, the Company filed an amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada increasing the authorized share capital of the Company to 500,000,000 shares of common stock, par value $.001 per share. The number of shares of preferred stock, par value $.001 per share remains the same at 500,000 shares.

For a more detailed description of said amendment, see the Information Statement filed with the Securities and Exchange Commission on June 18, 2014.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
3.4	Certificate of Amendment of Amplitech Group, Inc.

10.1	Securities Purchase Agreement dated as of July 9, 2014 between Amplitech Group, Inc. and Microphase Corporation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmpliTech Group, Inc.

Date: July 11, 2014	By:	/s/ Fawad Maqbool
Fawad Maqbool
President and Chief Executive Officer (Principal Executive Officer)